SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 20, 2003




                                   ATMI, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                    0-30130                  06-1481060
      (State or other        (Commission file number)      (I.R.S. employer
      jurisdiction of                                    identification no.)
     incorporation or
       organization)

     7 Commerce Drive
   Danbury, Connecticut                                         06810
   (Address of principal                                      (Zip code)
    executive offices)



      Registrant's telephone number, including area code: (203) 794-1100



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                                   ATMI, INC.
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

Item 5.     Other Events.....................................................3

Item 7.     Exhibits.........................................................3

Signature....................................................................4







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


Item 5. Other Events.

      On May 20, 2003, ATMI, Inc., a Delaware corporation, issued a press release announcing its entrance into a strategic partnership with Enthone, Inc. A copy of ATMI's press release is attached hereto as Exhibit 99.1.

Item 7. Exhibits.

Exhibit No.       Description
-----------       -----------

99.1 Press Release, dated May 20, 2003, entitled "ATMI and Enthone Enter Into Strategic Partnership."


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, ATMI, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2003

                                       ATMI, INC.


                                       By: /s/ Eugene G. Banucci
                                          ------------------------------------
                                          Eugene G. Banucci, Ph.D.
                                          Chief  Executive  Officer, Chairman
                                          of the Board and Director



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